Exhibit 99.1
Bear Stearns 19th Annual Health Care Conference September 12, 2006 This presentation contains non-GAAP financial measures as defined in the rules of the Securities and Exchange Commission. As required by the rules, a reconciliation of those measures to the most directly comparable GAAP measures is available at our website in the Investor Relations section which can be found at www.valeant.com.

This presentation contains forward-looking statements, including statements regarding the company's strategic direction, expected revenues, expenses, earnings and other financial metrics, the company's restructuring program and related charges, market and treatment opportunities for existing products and products under development, the company's development pipeline, and plans for additional clinical trials, that are based on management's current expectations and involve risks and uncertainties including risks relating to projections of future operating performance, clinical development of new products, regulatory approval processes, marketplace acceptance of the company's products, success of the company's restructuring initiatives and the ability of management to execute them, success of the company's strategic plan, and other risks detailed from time-to-time in the company's Securities and Exchange Commission filings. Forward-Looking Statements

Valeant Profile

Valeant Profile Global specialty pharmaceutical company Broad portfolio (400 products) $823 million in revenues in 2005 Concentration on three therapeutic areas Organized into three geographic regions

Three Therapeutic Areas Neurology Infectious Disease Dermatology

Three Regions North America Product Sales : $231MM Sales Representatives: 245 International Product Sales : $220MM Sales Representatives: 475 EMEA Product Sales : $280MM Sales Representatives: 300 Note: Product sales figures for FY2005; sales representatives figures as of June 30, 2006

Operating Efficiencies 2002 2003 2004 2005 2006-07 11625 4437 4307 3767 2900 467 518 606 731 804 Number of Employees Product Sales ($ in millions) * *Projected

Strategy

Strategic Direction Operate in all major markets Grow base business by 5 - 10% per year Continue to develop pipeline and seek partners Continue to improve efficiencies and achieve target metrics

Growth Plan 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS RIBAVIRIN ROYALTIES BUSINESS DEVELOPMENT

Growth Plan *Pipeline and Business Development 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS 11% Growth in 2003 17% Growth in 2004 21% Growth in 2005

Growth Plan 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS 14% Growth in 1H 2006 11% Growth in 2003 17% Growth in 2004 21% Growth in 2005

Product Performance

Promoted Products Solcoseryl

Promoted Products Promoted Products Total Product Sales: $389 Million 25% growth in promoted products Non-Promoted Products 59% 41% Six Months YTD 2006 (June 30, 2006 vs. June 30, 2005) Product Sales

New U.S. Launch: Zelapar Uniquely formulated adjunct therapy for patients with Parkinson's disease Over one million people in U.S. diagnosed with PD Excellent features and benefits relative to DA's and other MAOB's $750 million market in U.S. Source: IMS Health Investigator.Web

2003 2004 2005 1H 2006 East 1.2 1.7 4 7.3 2.1 3.3 6 0 New U.S. Launch: Cesamet ($ in millions) $3.3 $5.0 $10.0 $7.3 Cancer chemotherapy induced nausea and vomiting (CINV) $160 million U.S. antiemetic market Better cannabinoid 87% market share in Canada Launch in Latin America soon Product sales: First Half

Diastat AcuDial Diastat AcuDial Core Visual Aid The only FDA-approved acute treatment for breakthrough seizures 2.7 million people in U.S. suffer from epilepsy 70% of patients with epilepsy may experience breakthrough seizures Most commonly used for children Product sales: 2005: $47.6 million YTD 2006: $23.7 million Source: IMS Health Investigator.Web

Efudex Topical treatment of actinic keratosis (AK) and superficial basal cell carcinomas AK standard of care for more than 30 years $125 million growing AK market 49% market share Product sales: Source: IMS Health Investigator.Web 2003 2004 2005 1H 2006 East 8 18.9 31.5 30.6 18.8 26.6 28.7 0 ($ in millions) $26.8 $45.5 $60.2 $30.6 First Half

Kinerase Full line of luxury skin care products Available through more than 2,700 U.S. medical professionals and 800 specialty retailers throughout the world $773M market opportunity in U.S. Product sales: Source: Kline & Company, 2005 Professional Skin Care Report, February 2006 2003 2004 2005 1H 2006 East 0.6 7.8 10.2 15.9 12 7.8 12.1 0 ($ in millions) $12.6 $15.6 $22.3 $15.9 First Half

Infergen Only drug approved for treating refractory Hepatitis C patients 2.9 million individuals are infected with chronic HCV in the U.S.(1) Nonresponder drug-treated population will outgrow naive population by 2014(2) $755 million interferon market(2) (1) Source: NHANES III, Center for Disease Control, U.S. (2) Source: Decision Resources Report, 2005

Pipeline & Business Development

Development Pipeline


Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3
Post Approval
In Development
retigabine
Viramidine® (taribavirin)
pradefovir
HIV
Lifecycle
Infergen®
Retigabine SR
Cesamet® ODT
Retigabine Pain

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Viramidine (taribavirin) O HO HO OH N N N C NH2+ H2N Cl-

Viramidine (taribavirin) VISER1 and VISER2

VISER1

N=970

24/48 weeks of treatment — *24 weeks of follow-up*

- taribavirin 600 mg BID + PegIFN alfa-2b† **N=646**
- ribavirin 1000/1200 mg/QD + PegIFN alfa-2b† N=324
- Follow-up

†PegIFN alfa-2b 1.5µg/kg/week

VISER2

N=962

24/48 weeks of treatment — *24 weeks of follow-up*

- taribavirin 600 mg BID + PegIFN alfa-2a* **N=644**
- ribavirin 1000/1200 mg/QD + PegIFN alfa-2a* N=318
- Follow-up

**PegIFN alfa-2a 180µg/1.0ml/week*

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VISER1 and VISER2: Study Results

Anemia (<10g/dL), Overall Safety Population (ITT)


% of Patients
30
25
20
15
10
5
0
p<0.001
24%
N=324
5%
N=646
p<0.001
22%
N=318
6%
N=644
VISER1
VISER2
taribavirin (FD)
ribavirin (WBD)

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VISER1 and VISER2: Study Results Sustained Virologic Response (ITT) % of Patients VISER1 VISER2 taribavirin (FD) 38 40 ribavirin (WBD) 52 55 95% CI for Difference of Proportion N=644 N=646 N=318 N=324 (0.09, 0.21) 95% CI for Difference of Proportion (0.07, 0.19)

SVR Anemia <13 >13-15 >15-18 >18 VISER2 0.26 0.42 0.47 0.48 % of Patients % of Patients <13 >13-15 >15-18 >18 VISER2 0.04 0.02 0.08 0.13 N=171 N=164 N=190 N=119 mg/kg mg/kg VISER2: Study Results mg/kg Exposure to Viramidine

VISER1 and VISER2: Study Results mg/kg Exposure to Viramidine <13 >13-15 >15-18 >18 VISER1 0.32 0.31 0.38 0.52 VISER2 0.26 0.42 0.47 0.48 % of Patients % of Patients <13 >13-15 >15-18 >18 VISER1 0.04 0.04 0.07 0.07 VISER2 0.04 0.02 0.08 0.13 N=179 N=171 N=147 N=164 N=182 N=190 N=138 N=119 mg/kg mg/kg SVR Anemia

VISER Conclusions Effective in HCV patients 38 - 40 percent of 1,290 Viramidine patients cured in two studies Safety advantage confirmed in studies Clear dose response Increased dose will yield increased SVR Appears safety benefit maintained

Viramidine Value Proposition Apparent need for ribavirin or ribavirin analogues even if new molecules come to market Pending patent issued - expiration 2020 Worldwide market continues to grow

Viramidine Phase 2B Study Design

Multicenter, Randomized, Parallel-group, Open-label Study in Treatment-naïve Genotype1 Subjects (N = 240)
Stratified by HCV RNA

Screening (30 days)

48 weeks of treatment

- taribavirin 20mg/kg/day + PegIFN alfa-2b†
- taribavirin 25mg/kg/day + PegIFN alfa-2b†
- taribavirin 30mg/kg/day + PegIFN alfa-2b†
- ribavirin 1000/1200 mg/QD + PegIFN alfa-2b†

24 weeks of follow-up

Follow-up

HCV, NGI SuperQuant; sensitivity to 100 copies/mL,39 IU/mL

†PegIFN alfa-2b 1.5μg/kg/week

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Viramidine Development Timeline 2010 2009 2008 2007 2006 Phase 2b FPI Week 12 Data Review Meeting with FDA LPO Week 48 LPO Follow-Up Week 24 Phase 3 FPI LPI LPO Week 48 LPO Follow-Up Week 24 NDA Filing NDA Approval Co-development Partner

Retigabine First-in-class potassium channel opener "Retigabine is the first anticonvulsant in clinical development which is considered to act primarily as a selective opener of the M-current KCNQ2/3 and KCNQ3/5 potassium channels. . ." ^ Emilio Perucca, M.D. University of Pavia and Institute of Neurology IRCCS C Mondino Foundation, Pavia, Italy

Epilepsy Pain Migraine Bipolar/Anxiety Other 0.2 0.2 0.2 0.2 0.2 Anti-Epilepsy Drug (AED) Market Source: Physician Tracking Studies, 2002-2005 * MAT, September 2005 Lapsed New 0.73 0.27 Migraine Epilepsy Controlled Patients Refractory Patients Other BP/Anxiety Pain 3.4 million new cases of seizures and epilepsy occur each year worldwide 200,000 new cases in U.S. each year U.S. epilepsy market is $ 2.2 billion* U.S. Epilepsy Unmet Need A Growing Market $10 Billion Global Market

Sales of Top Selling AED Drugs Topamax Lamictal Depakote Neurontin Keppra Trileptal Tegretol Depakene Lyrica Zonegran Dilantin Epilepsy 286 337 328 74 623 298 218 204 - 101 157 Bipolar/Anxiety 463 1339 1050 127 38 356 115 141 - 30 - Migraine 853 9 70 21 43 8 5 6 - 16 - Neuropathic Pain 90 28 8 483 23 50 51 5 265 16 6 Other 147 15 11 107 25 11 15 2 28 8 6 Source: 2005 total sales - MAT 4Q05 IMS Knowledge Link; Indication Breakdown based on TRx MAT Sept 2005 ($ in millions)

Retigabine
First-in-class potassium channel opener



Closed KCNQ2 Channel
(Hyperexcitable State)
S5
Segment
Gly301
Trp236
S6
Segment



Open KCNQ2 Channel
(Retigabine Binding)
Gly301
K+
Trp236
Retigabine

- Retigabine activation of KCNQ modulates the M current, which is responsible for excitability of cells

Wuttke TV, et al. Mol Pharmacol. 2005;67:1009-1917.

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Retigabine Phase 2 Source: Study 205; Data on file * Statistical significance as compared to placebo (p < 0.01) Median Percent Reduction from Baseline in Monthly Total Partial Seizure Rate Placebo + AEDs Retigabine + AEDs Placebo 600 mg/day 900 mg/day 1,200 mg/day East 13 23 29 35 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Median % Reduction in Monthly Seizure Rate (n = 96) (n = 99) (n = 95) (n = 106)

Retigabine Life Cycle 2006 2007 2008 2009 2010 2011 2012 2013 IR Epilepsy SR epilepsy Next Generation RTG Program Phase 1 Phase 2/3 sNDA Launch Pain IND Phase 2 Phase 3 NDA Launch Phase 3 NDA Launch IND Phase 1 Phase 2 Phase 3 ? Co-development Partner

Business Development Strategy Regional Product Acquisitions Diversify the Pipeline GROWTH

Restructuring Update

Restructuring Update

• Consolidate AAA into three regions	☑	
• Reduce operating expenses		
– Reduce headcount	☑	
– Rationalize headquarters facilities	☐	4Q/06
– Sell Basel manufacturing facility	☐	2Q/07
– Sell Puerto Rico manufacturing facility	☐	2Q/07
• License/sell pradefovir	☐	4Q/06
• Rationalize pre-clinical and discovery	☐	4Q/06

Cost savings: 2006 ~ $20 - $30 million
2007 ~ $50 - $70 million

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Financial Metrics 2004A(1) 2005A(1) 2Q06A(1)(2) 2006E(1)(2) 2008E(2) Gross Margin 67% 69% 69% 69-71% 75-80% Cost of Goods Sold 33% 31% 32% 29-31% 20-25% Selling Expense 32% 31% 31% 29-31% 25-30% G & A 16% 15% 14% 11-13% 10-12% Includes non-GAAP adjustments Excludes impact from the implementation of SFAS 123(R)

Restructuring to improve the bottom line Creating value for shareholders Developing our pipeline Growing our base business

Appendix

Product Sales 2002 2003 2004 2005 Sales 467 518 606 731 *2002 sales reflect wholesale inventory reduction program * ($ In millions)

Same Store Sales ($ In millions) 2002 2003 2004 2005 Sales 467 518 586 658 *2002 sales reflect wholesale inventory reduction program *

Product Sales 6 mos YTD 2004 6 mos YTD 2005 6 mos YTD 2006 Sales 280 343 389 ($ In millions)

Same Store Sales 6 mos YTD 2004 6 mos YTD 2005 6 mos YTD 2006 Sales 280 311 326 ($ In millions)

Adjusted Operating Income Note: Includes non-GAAP adjustments 6 mos YTD 2004 6 mos YTD 2005 6 mos YTD 2006 Operating Income 23.1 36.7 33.3 ($ In millions)

Adjusted Operating Income 2002 2003 2004 2005 Sales 209 139 45 88 Consolidated 2002 2003 2004 2005 Sales 2 43 79 127 ($ In millions) ($ In millions) Specialty Pharmaceuticals $139 $45 $88 $43 $79 $127 Note: Excludes R & D Division Note: Includes non-GAAP adjustments

Solid Balance Sheet ($ In millions) 12/31/2005 6/30/2006 Cash & marketable securities $235 $253 Other current assets $361 $379 Non-current assets $935 $834 Current liabilities $235 $243 Long-term debt $788 $779 Other liabilities $69 $48 Stockholders' equity $439 $396 Includes assets and liabilities from discontinued operations